SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2004

Everest Reinsurance Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14527	22-3263609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Martinsville Road P.O. Box 830 Liberty Corner, New Jersey	07938
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 908-604-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-106595), as amended, filed with the Securities and Exchange Commission by, inter alia, Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II on June 27, 2003 and amended on September 10, 2003, November 20, 2003 and December 17, 2003:

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated March 24, 2004, among Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

1.2	Pricing Agreement, dated March 24, 2004, among Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

4.1	Second Supplemental Indenture, dated March 29, 2004, among Everest Reinsurance Holdings, Inc., as Issuer, Everest Re Group, Ltd. and JPMorgan Chase Bank, as Trustee.

4.2	Amended and Restated Trust Agreement of Everest Re Capital Trust II, dated March 29, 2004, among Everest Reinsurance Holdings, Inc., as Depositor, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, the Administrative Trustees named therein and the Holders of the Preferred Securities from time to time.

4.3	Guarantee Agreement, dated March 29, 2004, between Everest Reinsurance Holdings, Inc., as Guarantor and JPMorgan Chase Bank, as Guarantee Trustee.

4.4	Expense Agreement, dated March 29, 2004, among Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, counsel to Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II, as to the validity of the preferred securities guarantee issued by Everest Reinsurance Holdings, Inc.

5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Everest Re Capital Trust II, as to the validity of the preferred securities issued by Everest Re Capital Trust II

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 2004

By:	/s/ Stephen L. Limauro
Name:	Stephen L. Limauro
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Underwriting Agreement, dated March 24, 2004, among Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

1.2	Pricing Agreement, dated March 24, 2004, among Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., as Representative for the Underwriters named in Schedule I thereto, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

4.1	Second Supplemental Indenture, dated March 29, 2004, among Everest Reinsurance Holdings, Inc., as Issuer, Everest Re Group, Ltd. and JPMorgan Chase Bank, as Trustee.

4.2	Amended and Restated Trust Agreement of Everest Re Capital Trust II, dated March 29, 2004, among Everest Reinsurance Holdings, Inc., as Depositor, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, the Administrative Trustees named therein and the Holders of the Preferred Securities from time to time.

4.3	Guarantee Agreement, dated March 29, 2004, between Everest Reinsurance Holdings, Inc., as Guarantor and JPMorgan Chase Bank, as Guarantee Trustee.

4.4	Expense Agreement, dated March 29, 2004, among Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, counsel to Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II, as to the validity of the preferred securities guarantee issued by Everest Reinsurance Holdings, Inc.

5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Everest Re Capital Trust II, as to the validity of the preferred securities issued by Everest Re Capital Trust II

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A (included in Exhibit 5.2)